Boston Common ESG Impact U.S. Equity Fund TICKER: BCAMX Supplement dated August 25, 2022 to the Summary Prospectus dated January 31, 2022
200 State Street, 7th Floor	Boston, MA 02109

Effective August 23. 2022, Michelle Buckley, serves as a portfolio manager of the Fund. Geeta B. Aiyer, CFA, Praveen Abichandani, CFA, Corné Biemans, and Steven Heim will continue to serve as portfolio managers of the Fund.

The section titled “Summary Section - Boston Common ESG Impact U.S. Equity Fund - Portfolio Managers on page 7 of the summary prospectus is deleted and replaced with the following:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	Chief ESG Strategist	Inception (2012)
Praveen Abichandani, CFA	Co-CIO-U.S. Strategies	Inception (2012)
Corné Biemans	Co-CIO-U.S. Strategies	2013
Steven Heim	Director, ESG Research	Inception (2012)
Michelle Buckley	Portfolio Manager	July 2022

Please retain this Supplement with your Summary Prospectus.